                                                                 EXHIBIT 10.14.1

                                                                       EXECUTION



                                    INDENTURE

                                     Between

                   THORNBURG MORTGAGE SECURITIES TRUST 2003-6
                                    as Issuer

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                              as Indenture Trustee

                          Dated as of December 1, 2003

                   THORNBURG MORTGAGE SECURITIES TRUST 2003-6,
                      MORTGAGE-BACKED NOTES, SERIES 2003-6




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            Article I DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions..............................................................................2
Section 1.02. Incorporation by Reference of Trust Indenture Act........................................8
Section 1.03. Rules of Construction....................................................................8

                              Article II THE NOTES

Section 2.01. Form.....................................................................................9
Section 2.02. Execution, Authentication, Delivery and Dating...........................................9
Section 2.03. Registration; Registration of Transfer and Exchange.....................................10
Section 2.04. Mutilated, Destroyed, Lost or Stolen Notes..............................................12
Section 2.05. Persons Deemed Owners...................................................................13
Section 2.06. Payment of Principal and Interest.......................................................13
Section 2.07. Cancellation............................................................................14
Section 2.08. Authentication of Notes.................................................................14
Section 2.09. Book-Entry Notes........................................................................16
Section 2.10. Notices to Clearing Agency..............................................................17
Section 2.11. Definitive Notes........................................................................17
Section 2.12. Tax.....................................................................................18

                              Article III COVENANTS

Section 3.01. Payment of Principal and Interest.......................................................18
Section 3.02. Maintenance of Office or Agency.........................................................18
Section 3.03. Money for Payments To Be Held in Trust..................................................19
Section 3.04. Existence...............................................................................20
Section 3.05. Protection of Collateral................................................................20
Section 3.06. Performance of Obligations..............................................................21
Section 3.07. Negative Covenants......................................................................
Section 3.08. Covenants of the Issuer.................................................................
Section 3.09. Restricted Payments.....................................................................
Section 3.10. Treatment of Notes as Debt for Tax Purposes.............................................
Section 3.11. Notice of Events of Default.............................................................
Section 3.12. Further Instruments and Acts............................................................
Section 3.13. Annual Statement as to Compliance.......................................................
Section 3.14. Representations and Warranties of the Issuer............................................
Section 3.15. Annual Opinions as to Collateral........................................................
Section 3.16. Master Servicer's Obligations...........................................................

                      Article IV SATISFACTION AND DISCHARGE

Section 4.01. Satisfaction and Discharge of Indenture.................................................25
Section 4.02. Application of Trust Money..............................................................27
Section 4.03. Repayment of Moneys Held by Paying Agent................................................27
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                                       i

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                      Article V EVENTS OF DEFAULT; REMEDIES

Section 5.01. Events of Default.......................................................................27
Section 5.02. Acceleration of Maturity; Rescission and Annulment......................................28
Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee...............29
Section 5.04. Remedies; Priorities....................................................................
Section 5.05. Limitation of Suits.....................................................................
Section 5.06. Unconditional Rights of Noteholders To Receive Principal and Interest...................
Section 5.07. Restoration of Rights and Remedies......................................................
Section 5.08. Rights and Remedies Cumulative..........................................................
Section 5.09. Delay or Omission Not a Waiver..........................................................
Section 5.10. Control by Noteholders..................................................................
Section 5.11. Waiver of Past Defaults.................................................................
Section 5.12. Undertaking for Costs...................................................................
Section 5.13. Waiver of Stay or Extension Laws........................................................
Section 5.14. Action on Notes.........................................................................
Section 5.15. Optional Preservation of the Collateral.................................................
Section 5.16. Performance and Enforcement of Certain Obligations......................................

                        Article VI THE INDENTURE TRUSTEE

Section 6.01. Duties of Indenture Trustee.............................................................
Section 6.02. Rights of Indenture Trustee.............................................................
Section 6.03. Individual Rights of Indenture Trustee..................................................
Section 6.04. Indenture Trustee's Disclaimer..........................................................
Section 6.05. Notice of Default.......................................................................
Section 6.06. Reports by Indenture Trustee to Holders.................................................
Section 6.07. Compensation and Indemnity..............................................................
Section 6.08. Replacement of Indenture Trustee........................................................
Section 6.09. Successor Indenture Trustee by Merger...................................................
Section 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.......................
Section 6.11. Eligibility.............................................................................
Section 6.12. Representations and Warranties..........................................................
Section 6.13. Preferential Collection of Claims Against Issuer........................................

                   Article VII NOTEHOLDERS' LISTS AND REPORTS

Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders..................43
Section 7.02. Preservation of Information; Communications to Noteholders..............................43
Section 7.03. Reports by Issuer.......................................................................
Section 7.04. Reports by Indenture Trustee............................................................

                Article VIII ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.01. Collection of Money.....................................................................44
Section 8.02. Establishment of Note Account; Payments on the Notes....................................45
Section 8.03. Release of Collateral...................................................................
Section 8.04. Master Servicer's Monthly Statements....................................................


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                       Article IX SUPPLEMENTAL INDENTURES

Section 9.01. Supplemental Indentures Without Consent of Noteholders..................................46
Section 9.02. Supplemental Indentures with Consent of Noteholders.....................................
Section 9.03. Execution of Supplemental Indentures....................................................
Section 9.04. Effect of Supplemental Indenture........................................................
Section 9.05. Conformity with Trust Indenture Act.....................................................
Section 9.06. Reference in Notes to Supplemental Indentures...........................................
Section 9.07. Amendments to Trust Agreement...........................................................

    Article X DISPOSITION OF THE COLLATERAL; REDEMPTION OR CALL OF THE NOTES

Section 10.01. Redemption or Call of the Notes........................................................50
Section 10.02. Form of Redemption or Call Notice......................................................
Section 10.03. Notes Payable on Redemption Date or Note Payment Date..................................

                            Article XI MISCELLANEOUS

Section 11.01. Compliance Certificates and Opinions, etc..............................................51
Section 11.02. Form of Documents Delivered to Indenture Trustee.......................................53
Section 11.03. Acts of Noteholders....................................................................54
Section 11.04. Notices, etc. to Indenture Trustee, the Issuer and Rating Agencies.....................
Section 11.05. Notices to Noteholders; Waiver.........................................................
Section 11.06. Conflict with Trust Indenture Act......................................................
Section 11.07. Effect of Headings and Table of Contents...............................................
Section 11.08. Successors and Assigns.................................................................
Section 11.09. Severability...........................................................................
Section 11.10. Benefits of Indenture and Consent of Noteholders.......................................
Section 11.11. Legal Holidays.........................................................................
Section 11.12. Governing Law..........................................................................
Section 11.13. Counterparts...........................................................................
Section 11.14. Recording of Indenture.................................................................
Section 11.15. Issuer Obligations.....................................................................
Section 11.16. No Petition............................................................................
Section 11.17. Inspection.............................................................................
Section 11.18. Execution by the Issuer................................................................

EXHIBIT A-1       Form of Class A-1 and Class A-2 Notes
EXHIBIT A-2       Form of Class M Note
EXHIBIT B         Form of ERISA Transfer Affidavit

         This Indenture dated as of December 1, 2003, between THORNBURG MORTGAGE SECURITIES TRUST 2003-6, a Delaware statutory trust, as Issuer (the "Issuer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee (the "Indenture Trustee"),

         Each party agrees as follows for the benefit of the other party and for the benefit of the holders of the Notes and the Yield Maintenance Counterparty:

                                 GRANTING CLAUSE

         Subject to the terms of this Indenture, the Issuer hereby Grants on the Closing Date to the Indenture Trustee, as Indenture Trustee for the benefit of the Holders of the Notes and the Yield Maintenance Counterparty, all of the Issuer's right, title and interest in and to: (i) the Trust Estate (as defined in the Sale and Servicing Agreement); (ii) the Issuer's rights and benefits but none of its obligations under the Sale and Servicing Agreement (including the Issuer's right to cause the Seller to repurchase Mortgage Loans from the Issuer under certain circumstances described therein); (iii) the Yield Maintenance Agreements and all payments thereunder; (iv) the Issuer's rights and benefits but none of its obligations under the Administration Agreement; (v) the Issuer's rights and benefits but none of its obligations under the Mortgage Loan Purchase Agreement; (vi) the Issuer's rights and benefits but none of its obligations under the Servicing Agreements; (vii) the Trust Accounts, all amounts and property in the Trust Accounts from time to time, and the Security Entitlements to all Financial Assets credited to the Trust Accounts from time to time; (viii) all other property of the Trust from time to time; and (ix) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

         The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes and to secure (i) the payment of all amounts due on the Notes in accordance with their terms, (ii) the payment of all other sums payable under the Indenture with respect to the Notes, and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee, as Indenture Trustee on behalf of the holders of the Notes and the Yield Maintenance Counterparty, acknowledges such Grant, accepts the trusts hereunder and agrees to perform the duties required of it in this Indenture in accordance with its terms.

         Each Holder, by acceptance of the Notes, and the Indenture Trustee agree and acknowledge that each item of Collateral that is physically delivered to the Indenture Trustee will be held by the Indenture Trustee (or its custodian) in trust for the benefit of the Noteholders under the terms of this Agreement.

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.01. Definitions. Except as otherwise specified herein or as the context may otherwise require, (i) capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement for all purposes of this Indenture and (ii) the following terms have the respective meanings set forth below for all purposes of this Indenture.

         Act: The meaning specified in Section 11.03(a).

         Additional Yield Maintenance Payment: For each Swap Agreement and any Payment Date, any termination payments (excluding any Net Yield Maintenance Payments) then payable by the Issuer to the Yield Maintenance Counterparty as a result of an early termination of the related Swap Agreement.

         Administration Agreement: The Administration Agreement dated as of December 1, 2003 among the Issuer, the Administrator, Wilmington Trust Company, as owner trustee and the Depositor.

         Administrator: Deutsche Bank National Trust Company, or any successor thereto.

         Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Authorized Officer: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Trust and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President, trust officer or other officer of the Administrator or the Depositor who is authorized to act for the Administrator or the Depositor in matters relating to the Trust and to be acted upon by the Administrator or the Depositor pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator and the Depositor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         Book-Entry Notes: A beneficial interest in any Class of Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.09.

         Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

         Clearstream: Clearstream Banking, societe anonyme, and any successor thereto.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

         Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for which from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Collateral: The meaning specified in the Granting Clause of this Indenture.

         Commission: The Securities and Exchange Commission.

         Corporate Trust Office: The principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705; Attention: Trust Administration -- Thornburg 2003-6, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by notice to the Noteholders and the Issuer.

         Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         Definitive Notes: The meaning specified in Section 2.11.

         Depository: DTC or any other Person designated by the Issuer as Depository in the case of Book-Entry Notes.

         Depository Institution: Any depository institution or trust company, including the Indenture Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated in the highest rating category by each Rating Agency, or is otherwise acceptable to each Rating Agency.

         DTC: The Depository Trust Company.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: As specified in Section 5.01.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Executive Officer: With respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         Global Securities: The meaning specified in Section 2.01.

         Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Highest Priority Class Notes: Until the Class Principal Balances of all Classes of Senior Notes are reduced to zero and all sums payable to the Holders of the Senior Notes have been paid in full, the Senior Notes acting together as if a single class; when the Class Principal Amounts of all Classes of Senior Notes have been reduced to zero and all amounts payable to the Holders of the Senior Notes have been paid in full, the Class M Notes.

         Holder or Noteholder: The registered holder of any Note as recorded on the books of the Note Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Note registered in the name of the Indenture Trustee or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such consent, only Notes which a Responsible Officer of the Indenture Trustee knows to be so held shall be disregarded.

         Indenture Trustee Fee: As to any Payment Date, an amount equal to one-twelfth of the Indenture Trustee Fee Rate multiplied by the aggregate of the Scheduled Principal Balances of all the Mortgage Loans (including Mortgage Loans which are REO Property) as of the beginning of the related Due Period.

         Indenture Trustee Fee Rate: 0.00065% per annum.

         Independent: When used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, made by an Independent appraiser or other expert appointed by an Issuer

Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         Issuer: Thornburg Mortgage Securities Trust 2003-6, or any successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

         Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         Majority Highest Priority Class Noteholders: On any date, Holders of the Highest Priority Class Notes representing more than 50% of the Class Principal Amount of the Highest Priority Class Notes then outstanding.

         Non-Priority Class: As of any date of determination, any outstanding Class of Notes other than the Highest Priority Class Notes.

         Note Depository Agreement: The agreement dated December 22, 2003, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Book-Entry Notes.

         Note Owner: With respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         Note Purchase Price: For each Class of Notes and any Optional Notes Purchase Date, an amount equal to the sum of (1) 100% of the aggregate Class Principal Amount for such Class and such date, (2) the aggregate Current Interest and Carryforward Interest thereon, less amounts of interest and principal otherwise being paid to such Noteholders on such date and (3) any unreimbursed Deferred Amounts.

         Note Register and Note Registrar: The respective meanings specified in
Section 2.03.

         Officer's Certificate: A certificate signed by any Authorized Officer of the Issuer (or by an officer of the Depositor pursuant to the Administration Agreement), under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01, and delivered to the Indenture Trustee.

         Opinion of Counsel: One or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, which opinion or opinions shall be addressed to the Indenture Trustee, as Indenture Trustee, and shall comply with any applicable requirements of Section
11.01 and shall be in form and substance satisfactory to the Indenture Trustee.

         Optional Notes Purchase Date: Any Payment Date on or after which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 20% of the aggregate Cut-off Date Balance.

         Optional Notes Purchase Right: The option of Thornburg or its assignee to call the Notes on the Optional Notes Purchase Date.

         Outstanding: With respect to any Note and as of the date of determination, any Note theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders; and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any other Operative Agreement, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee has actual knowledge to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

         Outstanding Amount: The aggregate of the Note Principal Amounts of all Notes, or of all Notes of a Class, as applicable, Outstanding at the date of determination.

         Percentage Interest: As defined in the Trust Agreement.

         Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.04 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         Rating: The rating assigned to a Class of Notes by a Rating Agency (which shall initially be the Required Rating), as evidenced by a letter from such Rating Agency.

         Rating Agency Condition: With respect to any action to which the Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period acceptable to the applicable Rating Agency) prior notice of any action to which the Rating Agency Condition applies and that such Rating Agency shall have notified the Depositor, the Owner Trustee, the Indenture Trustee and the Administrator in writing that such proposed action will not result in a reduction or withdrawal of the then current rating of the applicable Class or Classes of Notes (if then rated).

         Redemption Date: In the case of a redemption of the Notes pursuant to
Section 10.01(b) hereof, the Payment Date specified by the Indenture Trustee pursuant to Section 10.02.

         Redemption Price: For each Class of Notes, an amount equal to the sum of (1) 100% of the aggregate Class Principal Amount for such Class, (2) the aggregate Current Interest and Carryforward Interest thereon and (3) any unreimbursed Deferred Amounts.

         Registered Holder: The Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         Registered Notes: Those Notes which are in registered form. Each of the Notes will be registered Notes.

         Required Rating: The Notes have received, on the Closing Date, the following ratings from the Rating Agencies:

                                   Moody's
                       Class       Rating      S&P Rating
                       -----       ------      ----------
                        A-1         Aaa            AAA
                        A-2         N/R            AAA
                        M           N/R            AA

         Sale and Servicing Agreement: The Sale and Servicing Agreement dated as of December 1, 2003, among the Issuer, the Seller, the Depositor, the Indenture Trustee and the Master Servicer, as such agreement may be amended or supplemented from time to time.

         State: Any one of the 50 States of the United States of America or the District of Columbia.

         Trust Certificate: As defined in the Trust Agreement.

         Trust Indenture Act or TIA: The Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         United States: The United States of America.

         U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 and treated as U.S.

Persons prior to such date that elect to continue to be treated as U.S. Persons also will be U.S. Persons.

         Section 1.02. Incorporation by Reference of Trust Indenture Act.

         (a) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission

         "indenture securities" means the Notes.

         "indenture security holder" means a Noteholder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         (b) All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by rule of the Securities and Exchange Commission have the respective meanings assigned to them by such definitions.

         Section 1.03. Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation;

                  (v) words in the singular include the plural and words in the plural include the singular;

                  (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

                  (vii) terms defined in the UCC and not otherwise defined herein shall have the meaning assigned to them in the UCC; and

                  (viii) "U.S. dollars," "dollars," or the sign "$" shall be construed as references to United States dollars which are freely transferable by residents and non-residents of the United States of America and convertible by such persons into any other freely convertible currency unless such transferability or convertibility is restricted by any law or regulation of general application in which event references to "U.S. dollars," "dollars," or the sign "$" shall be construed as references to such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts in the United States of America, and "cents" shall be construed accordingly.

                                   ARTICLE II
                                    THE NOTES

         Section 2.01. Form. The Notes shall be designated as the "Thornburg Mortgage Securities Trust 2003-6 Mortgage-Backed Notes, Series 2003-6." Each Class of Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The Definitive Notes and the global certificates ("Global Securities") representing the Book-Entry Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         The Notes shall be issued as registered Notes. Each Class of Notes, except as otherwise provided by supplement to this Indenture, shall be issued in a denomination of at least $25,000 in principal amount and any larger denomination that is an integral multiple of $1 approved by the Issuer, such approval to be evidenced by the execution thereof; provided, however, one Note may be issued in an amount less than the minimum denomination. If the Notes are issuable in whole or in part as Book-Entry Notes, any such Note may provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and may provide that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of an additional principal amount of Notes. Any endorsement of a Book-Entry Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Notes represented thereby shall be made in such manner and by such Person or Persons, as shall be specified therein or in the Issuer Order of authentication delivered to the Indenture Trustee.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

         Section 2.02. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee or the

Administrator. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Owner Trustee or the Administrator shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         Subject to the satisfaction of the conditions set forth in Section 2.08 hereof, the Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the aggregate principal amounts with respect to each Class as specified below:

                        Class      Class Principal Amount
                        -----      ----------------------
                         A-1           $1,013,208,000
                         A-2           $   54,038,000
                         M             $   13,510,000

The aggregate principal amounts of such Classes of Notes outstanding at any time may not exceed such respective amounts.

         The Notes that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date as a result of transfer or exchange or for any other purpose under the Indenture shall be dated the date of their authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication (substantially in the form provided for in the forms of Notes at Exhibit A) executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.03. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount. At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall be entitled to obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         Except for a transfer made to Thornburg or to an affiliate of Thornburg, no transfer of a Note in the form of a Definitive Note shall be made unless the Note Registrar shall have received a representation from the transferee of such Note, acceptable to and in form and substance satisfactory to the Note Registrar and the Depositor (such requirement is satisfied only by the Note Registrar's receipt of a transfer affidavit from the transferee substantially in the form of Exhibit B hereto), to the effect that such transferee (i) is not acquiring such Note for, or with the assets of, an employee benefit plan or other retirement arrangement that is subject to Section 406 of ERISA or Section 4975 of the Code or any substantially similar law ("Similar Law"), or any entity deemed to hold the plan assets of the foregoing (collectively, "Benefit Plans"), or (ii) its acquisition and holding of such Note for, or with the assets of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

         In the case of a Note that is a Book-Entry Note, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Note Registrar by the transferee's acceptance of such Note that is also a Book-Entry Note (or the acceptance by a Note Holder of the beneficial interest in such Note).

         To the extent permitted under applicable law (including, but not limited to, ERISA), neither the Indenture Trustee nor the Note Registrar shall have any liability to any Person for any registration of transfer of any Note that is in fact not permitted by this Section 2.03 or for making any payments due on such Note to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. In addition, neither the Indenture Trustee nor the Note Registrar shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any
Note in the form of a Book-Entry Note, and neither the Indenture Trustee nor the Note Registrar shall have any liability for transfers of a Book-Entry Note or any interest therein made in violation of the restrictions on transfer described in the Prospectus Supplement and this Agreement.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

         No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Issuer or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or Section 9.06 not involving any transfer.

         The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes for a period of 15 days preceding the Payment Date for any payment with respect to such Note.

         Section 2.04. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the

Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.05. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 2.06. Payment of Principal and Interest. (a) Each Class of Notes shall accrue interest at the Note Interest Rate as set forth in the Sale and Servicing Agreement, and such interest shall be payable on each Payment Date, subject to Section 3.01. Interest shall be computed on each Class of Notes on the basis of a 360-day year consisting of twelve 30-day months. With respect to each outstanding Class of Notes, the Master Servicer shall determine LIBOR for each applicable Accrual Period on the second London Business Day prior thereto, in accordance with the provisions of the Sale and Servicing Agreement. All interest payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. Any installment of interest or principal payable on any Note shall be paid on the applicable Payment Date to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date or, upon written request made to the Indenture Trustee at least five Business Days prior to the related Record Date, by the Holder of a Note by wire transfer in immediately available funds to an account specified in the request and at the expense of such Noteholder, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on the applicable Maturity Date for such Class of Notes (and except for the Redemption Price for any Note being redeemed pursuant to Section 10.01(b) hereof or the Note Purchase Price for any Note being purchased pursuant to the Optional Notes Purchase Right pursuant to Section 10.01(a) hereof), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

         The principal of each Note shall be payable in installments on each Payment Date as provided in the Sale and Servicing Agreement and in the forms of the Notes set forth in Exhibit A hereto. Notwithstanding the foregoing, the entire unpaid principal amount of a Class of Notes, together with unpaid Deferred Amounts, shall be due and payable, if not previously paid, on the earlier of (i) the applicable Maturity Date, (ii) the applicable Redemption Date, (iii) following an Optional Termination pursuant to Section 7.03 of the Sale and Servicing Agreement, or (iv) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Majority Highest Priority Class Noteholders shall have declared the Notes to be immediately due and payable in the manner provided in
Section 5.02 hereof. In addition, if the Optional Notes Purchase Right is exercised, and the Note Purchase Price in connection therewith is provided to the Indenture Trustee in accordance with Section 10.01 hereof, the then Holder of the Notes shall also receive its proportionate share of the Note Purchase Price as provided in Section 10.01 hereof.

         On each Payment Date, all principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto based on their respective Note Principal Amounts immediately prior to such Payment Date. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes or the exercise of the Optional Notes Purchase Right shall be mailed to Noteholders as provided in Section 10.02 hereof.

         Section 2.07. Cancellation. All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer shall deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 2.08. Authentication of Notes.

         (a) The Notes shall be authenticated by the Indenture Trustee, upon Issuer Request and upon receipt by the Indenture Trustee of the following:

                  (i) An Issuer Order authorizing the execution and authentication of such Notes;

                  (ii) All of the items of Collateral that are to be delivered to the Indenture Trustee or its designee;

                  (iii) An executed counterpart of the Trust Agreement, the Indenture, the Administration Agreement, and the Sale and Servicing Agreement and an executed original of the Trust Certificate and the Certificate of Trust;

                  (iv) Except to the extent provided in subsection (b) below, Opinions of Counsel addressed to the Indenture Trustee to the effect that:

                                    (A) the Issuer has been duly formed and is
                           validly existing as a statutory trust under the laws of the State of Delaware, and has power, authority and legal right to execute and deliver this Indenture and the other Operative Agreements to which it is a party;

                                    (B) the issuance of the Notes has been duly
                           and validly authorized by the Issuer;

                                    (C) the Notes, when executed and
                           authenticated in accordance with the provisions of this Indenture and delivered against payment therefor, will be the legal, valid and binding obligations of the Issuer pursuant to the terms of this Indenture and will be entitled to the benefits of this Indenture, and will be enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                                    (D) all conditions precedent provided for in
                           this Indenture relating to the authentication of the Notes have been complied with;

                                    (E) assuming due authorization, execution
                           and delivery thereof by the Indenture Trustee, this Indenture has been duly executed and delivered by Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject to bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent or preferential conveyance and other similar laws of general application affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                                    (F) the Issuer is not required to be
                           registered under the Investment Company Act of 1940, as amended;

                                    (G) the Issuer will not be characterized as
                           an association (or publicly traded partnership) taxable as a corporation;

                                    (H) the provisions of the Indenture are
                           sufficient to create a valid security interest in favor of the Indenture Trustee in the Collateral; and

                                    (I) this Indenture has been duly qualified
                           under the Trust Indenture Act.

                  (v) An Officer's Certificate of the Depositor on behalf of the Issuer complying with the requirements of Section 11.01 and stating that:

                                    (A) the Issuer is not in Default under this
                           Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

                                    (B) any form UCC-1 filed or to be filed
                           against the Issuer for the benefit of the Indenture Trustee with respect to the Collateral, shall contain a statement that a purchaser of a security interest in any Collateral described in such financing statement will violate the rights of the Indenture Trustee, as secured party, in such Collateral,

                                    (C) attached thereto are true and correct
                           copies of letters signed by the Rating Agencies to the effect that each Class of Notes being rated by it has been assigned the Required Rating; and

                                    (D) all conditions precedent provided for in
                           this Indenture relating to the authentication and delivery of the Notes have been complied with.

         (b) The representations and warranties made pursuant to the foregoing Officer's Certificate shall survive the discharge of this Indenture and may not be waived by any party hereto. The Opinions of Counsel to be delivered pursuant to subsection (a)(iv) above may differ from the Opinions of Counsel described in such subsection so long as such Opinions of Counsel so delivered are acceptable to the Rating Agencies and the Indenture Trustee, which shall be conclusively evidenced by Indenture Trustee's authentication and delivery of the Notes and the Rating Agencies' issuance of their letters pursuant to subsection (a)(v)(B) above and such acceptable opinions shall be deemed to be the Opinions of Counsel required pursuant to subsection (a)(iv) above.

         Section 2.09. Book-Entry Notes. Each Class of Notes will be issued in the form of typewritten Notes or Global Securities representing the Book-Entry Notes, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of DTC, and no owner thereof will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.11:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to
         Section 2.11, the initial Clearing Agency will make Book-Entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         Section 2.10. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

         Section 2.11. Definitive Notes. If (i) DTC or the Depositor advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Depositor or the Indenture Trustee is unable to locate a qualified successor, (ii) the Issuer at its option (and with the consent of the Indenture Trustee) advises the Indenture Trustee in writing that it elects to terminate the Book-Entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of Book-Entry Notes advise the Clearing Agency in writing that the continuation of a Book-Entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         Section 2.12. Tax. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral (except that any Note held by a person that, for federal income tax purposes, owns or is treated as owning a 100% Percentage Interest of the Trust Certificate shall not be treated as outstanding indebtedness for such purposes). The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes in a manner consistent with this intention.

                                  ARTICLE III
                                    COVENANTS

         Section 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay (or will cause to be duly and punctually paid) the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, unless the Notes have been declared due and payable pursuant to Section 5.02 and monies collected by the Indenture Trustee are being applied in accordance with Section 5.04(b), subject to and in accordance with Section 8.02, the Issuer will cause to be paid amounts on deposit in the Note Account on each Payment Date, pursuant to the Sale and Servicing Agreement and to the extent provided by Section 5.06 thereof, to the Holders of each Class of Notes. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         The Notes shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Collateral as provided in this Indenture. The Issuer shall not otherwise be liable for payments of the Notes, and none of the owners, agents, officers, directors, employees, trustees or successors or assigns of the Issuer shall be personally liable for any amounts payable, or performance due, under the Notes or this Indenture. If any other provision of this Indenture shall be deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

         Section 3.02. Maintenance of Office or Agency. The Issuer will or will cause the Indenture Trustee to maintain in New York, New York, an office or agency where Notes may be surrendered for registration of transfer or exchange. As of the Closing Date, the Indenture Trustee designates the following office for such purposes: c/o DTC Transfer Agent Services, 55 Water Street, Jeanette Park Entrance, New York, New York 10041. Notices to or upon the Issuer in respect of the Notes and this Indenture may be delivered to the Corporate Trust Office. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Notes. The Issuer will give prompt written notice to the Indenture Trustee of the appointment of new or additional paying agents for the Notes, the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such notices and demands may be made or delivered to the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such notices and demands.

         Section 3.03. Money for Payments To Be Held in Trust. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Account, pursuant to Article V of the Sale and Servicing Agreement shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent.

         On or before the Business Day preceding each Payment Date, the Issuer shall deposit or cause to be deposited in the Note Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

         Any Paying Agent other than the Indenture Trustee shall be appointed by Issuer Order with written notice thereof to the Indenture Trustee. Any Paying Agent appointed by the Issuer shall be a Person who would be eligible to be Indenture Trustee hereunder as provided in Section 6.11. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a Depository Institution.

         The Issuer will cause each Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Issuer shall have first provided the calculated amounts pertaining thereto to the Indenture Trustee.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent. Upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence.

         (a) The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

         (b) Any successor to the Owner Trustee appointed pursuant to Section
9.02 of the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

         (c) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

         Section 3.05. Protection of Collateral. The Issuer will from time to time, and upon direction of the Majority Highest Priority Class Noteholders, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) provide further assurance with respect to the Grant of all or any portion of the Collateral;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any rights with respect to the Collateral; or

                  (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Noteholders in such Collateral against the claims of all Persons and parties.

         The Issuer hereby designates the Administrator its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument provided to the Administrator by the Depositor and required to be executed pursuant to this Section 3.05.

         Section 3.06. Performance of Obligations.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator or the Depositor under the Administration Agreement) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Depositor and the Administrator to assist the Issuer in performing its duties under the Indenture. The Administrator must at all times be the same Person as the Indenture Trustee.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, any other Operative Agreements to which it is a party and in the instruments and agreements included in the Collateral, including but not limited to (i) filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement and
(ii) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening Assignments of Mortgage and all assumption and modification agreements required to be recorded by the terms of the Sale and Servicing Agreement, in accordance with and within the time periods provided for in this Indenture and/or the Sale and Servicing Agreement, as applicable. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Operative Agreement or any provision thereof without the consent of the Indenture Trustee and the Holders of a majority of the Outstanding Amount of the Notes.

         (d) If the Issuer shall have knowledge of the occurrence of an Event of Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.

         (e) As promptly as possible after the giving of notice to the Master Servicer of the termination of the Master Servicer's rights and powers pursuant to Section 6.01 of the Sale and Servicing Agreement, the Indenture Trustee shall proceed in accordance with Section 6.01 of the Sale and Servicing Agreement.

         (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Majority Highest Priority Class Noteholders (i) amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or (ii) waive timely performance or observance by the Seller under the Sale and Servicing Agreement. If any such amendment, modification, supplement or waiver shall be so consented to by such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

         Section 3.08. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

         (a) except as expressly permitted by this Indenture, the Mortgage Loan Purchase Agreement, the Trust Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Collateral, unless directed to do so by the Indenture Trustee;

         (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Collateral;

         (c) engage in any business or activity other than as permitted by the Trust Agreement or the Sale and Servicing Agreement or other than in connection with, or relating to, the issuance of Notes pursuant to this Indenture, or take any action under Section 5.06 of the Trust Agreement that requires prior written consent of the Noteholders without such consent;

         (d) issue debt obligations under any other indenture;

         (e) incur or assume any indebtedness or guarantee any indebtedness of any Person, except for such indebtedness as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture;

         (f) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

         (g) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof (other than any junior liens or tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Mortgaged Properties and arising solely as a result of an action or omission of the related Mortgagors), or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanic's or other lien) security interest in the Collateral; or

         (h) remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

         Section 3.09. Covenants of the Issuer. All covenants of the Issuer in this Indenture are covenants of the Issuer and are not covenants of the Owner Trustee. The Owner Trustee is, and any successor Owner Trustee under the Trust Agreement will be, entering into this Indenture solely as Owner Trustee under the Trust Agreement and not in its respective individual capacity, and in no case whatsoever shall the Owner Trustee or any such successor Owner Trustee be personally liable on, or for any loss in respect of, any of the statements, representations, warranties or obligations of the Issuer hereunder, as to all of which the parties hereto agree to look solely to the property of the Issuer.

         Section 3.10. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Indenture Trustee, the Owner Trustee, the Master Servicer, any Servicer and the Securityholders as contemplated by, and to the extent funds are available for such purpose under the Indenture, the Sale and Servicing Agreement or the Trust Agreement and (y) payments to the Indenture Trustee or the Administrator pursuant to the Administration Agreement. The Issuer will not, directly or indirectly, make or cause to be made payments to or distributions from the Trust Accounts except in accordance with this Indenture and the other Operative Agreements.

         Section 3.11. Treatment of Notes as Debt for Tax Purposes. The Issuer shall, and shall cause the Administrator and the Master Servicer to, treat the Notes as indebtedness for all federal, state and local tax purposes (except that any Note held by a person that, for federal income tax purposes, owns or is treated as owning a 100% Percentage Interest of the Trust Certificate shall not be treated as outstanding indebtedness for such purposes).

         Section 3.12. Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Master Servicer under the Sale and Servicing Agreement.

         Section 3.13. Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.14. Annual Statement as to Compliance. So long as the Notes are outstanding, the Issuer will deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2003), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.15. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants that:

         (a) this Agreement creates a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer;

         (b) the Collateral constitutes "instruments" within the meaning of the UCC; (c) the Issuer owns and has good and marketable title to the Collateral free and clear of any lien, claim or encumbrance of any Person;

         (d) the Issuer has received all consents and approvals required by the terms of the Collateral to pledge the Collateral hereunder to the Indenture Trustee;

         (e) the Issuer has caused or will have caused, within ten days from the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee hereunder;

         (f) all original executed copies of each Mortgage Note included in the Collateral have been delivered to the Indenture Trustee (or its custodian on behalf of the Indenture Trustee);

         (g) the Issuer has received a written acknowledgment from the Indenture Trustee that the Indenture Trustee is holding the Mortgage Notes included in the Collateral solely on behalf and for the benefit of the Securityholders;

         (h) other than the security interest granted to the Indenture Trustee pursuant to this Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer; and

         (i) none of the Mortgage Notes included in the Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

         The representations and warranties set forth in this Section 3.14 shall survive the Closing Date and shall not be waived.

         Section 3.16. Annual Opinions as to Collateral. On or before March 15th in each calendar year, beginning in 2004, the Issuer shall furnish to the Administrator and the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, rerecording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 15th of the following calendar year.

         Section 3.17. Master Servicer's Obligations. The Issuer shall cause the Master Servicer to comply with the Sale and Servicing Agreement.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall be discharged and cease to be of further effect with respect to the Notes and Collateral securing the Notes when either (i) the Sale and Servicing Agreement has been terminated pursuant to Article VII thereof or (ii) all of the following have occurred:

         (a) either

                  (1) all Notes theretofore authenticated and delivered (other than (A) Notes that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.04 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                  (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation (A) have become due and payable, (B) will become due and payable within one year of the Maturity Date (or, if one or more Classes of Notes have different Maturity Dates, the latest Maturity Date), or (C) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes to the applicable Maturity Date of such Class of Notes or the Redemption Date (if Notes are called for redemption pursuant to Section 10.01(b) hereof), as the case may be;

         (b) the date on which the Issuer has paid or caused to be paid all other sums payable hereunder and no other amounts will become due and payable by the Issuer; and

         (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel (at the Issuer's expense) and (if required by Section 3.14(c) or any other Section of the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) hereof and, subject to
Section 11.02 hereof (and with respect to any Independent Certificate, subject to Section 11.01(f) hereof), each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with, then, upon Issuer Request, this Indenture and the lien, rights, and interests created hereby shall cease to be of further effect with respect to the Notes (except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.05, 3.07 and
3.08 hereof, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them). For purposes of providing any tax information to Noteholders pursuant to Section 6.06 hereof, the Indenture Trustee shall not treat a deposit made by the Issuer (or that the Issuer has caused to be made), pursuant to Section 4.01(a)(2) hereof, prior to the time at which the Notes become due and payable, or prior to the date on which such Notes are called for redemption, as a payment by the Issuer on, or in retirement of, the Notes.

         The Indenture Trustee, on demand of and at the expense of the Issuer, shall execute and deliver proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, and shall pay, or assign or transfer and deliver, to or at the direction of the Issuer, all Collateral held by it after satisfaction of the conditions specified in clauses (b) and (c) above.

         Section 4.02. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the Notes for the payment of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or otherwise required by law.

         Section 4.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V
                           EVENTS OF DEFAULT; REMEDIES

         Section 5.01. Events of Default.

         (a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) Subject to Section 5.01(c), a default in the payment of Current Interest in respect of the Highest Priority Class Notes when the same becomes due and payable, and the continuance of such default for a period of five (5) days; or

                  (ii) a default in the payment of the entire Class Principal Amount of any Note on the applicable Maturity Date; or

                  (iii) either the Issuer or the pool of Collateral becomes an "investment company" required to be registered under the Investment Company Act of 1940, as amended; or

                  (iv) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

                  (v) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Collateral in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (vi) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Collateral, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         (b) The Issuer shall deliver to a Responsible Officer of the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

         (c) Neither (i) the failure to pay the full amount of Current Interest payable pursuant to Section 8.02 to the Holders of any Non-Priority Class nor
(ii) an application of Applied Loss Amounts pursuant to Section 5.07 of the Sale and Servicing Agreement to a Non-Priority Class shall constitute an Event of Default under Section 5.01(a).

         Section 5.02. Acceleration of Maturity; Rescission and Annulment.

         (a) If an Event of Default should occur and be continuing of which a Responsible Officer of the Indenture Trustee has actual knowledge, then and in every such case the Indenture Trustee may, and shall at the direction of the Majority Highest Priority Class Noteholders, declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         (b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture

Trustee as hereinafter in this Article V provided, the Majority Highest Priority Class Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest on all Highest Priority Class Notes and all other amounts that would then be due hereunder or upon such Highest Priority Class Notes if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.11.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         The Holders of Notes of a Non-Priority Class shall have no right to exercise any remedies of Noteholders under this Article V, except to the extent otherwise expressly provided herein.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that if default is made in the payment of any interest on any Highest Priority Class Note when the same becomes due and payable, and such default continues for a period of five days, the Issuer will, upon demand of the Indenture Trustee or at the direction of the Majority Highest Priority Class Noteholders, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for interest and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and such amounts as may be due to the Yield Maintenance Counterparty.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust may, and shall, at the direction of the Majority Highest Priority Class Noteholders, institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, and shall, at the direction of the Majority Highest Priority Class Noteholders, as more particularly provided in Section 5.04, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, upon the direction of the Majority Highest Priority Class Noteholders, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee (except as a result of negligence or bad faith)), and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and the Indenture Trustee on their behalf;

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture

         Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith;

                  (v) nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person;

                  (vi) all rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes and the Yield Maintenance Counterparty; and

                  (vii) in any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.05. Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing, of which a Responsible Officer of the Indenture Trustee has actual knowledge, the Indenture Trustee may, and at the direction of the Majority Highest Priority Class Noteholders shall, do one or more of the following (subject to Section
5.05 and Section 5.15):

                  (i) institute Proceedings in its own name (as Indenture Trustee) and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders; and

                  (iv) sell the Collateral or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law;

         provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Collateral following an Event of Default, unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto,
         (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Highest Priority Class Notes. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Indenture Trustee shall obtain at the cost of the Issuer and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

                  first: to the Indenture Trustee, for any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V and for any other unpaid amounts due to the Indenture Trustee hereunder, to the Administrator for any amounts due and owing to it under the Administration Agreement, and to the Owner Trustee, to the extent of any amounts due and owing to it under the Operative Agreements (including pursuant to Section 7.02 of the Trust Agreement) and for any other unpaid amounts due to the Owner Trustee hereunder;

                  second: to the Master Servicer and Servicers for any Master Servicing Fees or Servicing Fees then due and unpaid and any unreimbursed Advances and other servicing advances;

                  third: to the Yield Maintenance Counterparty, any Net Yield Maintenance Payments, if any, owed under the Yield Maintenance Agreement;

                  fourth: to the Notes, all accrued and unpaid interest thereon and amounts in respect of principal according to the priorities set forth in Section 5.06 of the Sale and Servicing Agreement; provided, however, that accrued and unpaid interest shall be paid to Noteholders of each Class before any payments in respect of principal;

                  fifth, to the Yield Maintenance Counterparty, any Additional Yield Maintenance Payments owed under the Yield Maintenance Agreements; and

                  sixth, to the Certificate Account, for distribution to the holder of the Trust Certificate.

         The Indenture Trustee may fix a record date and payment date for any payment to be made to the Noteholders pursuant to this Section. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder and the Issuer a notice that states the record date, the payment date and the amount to be paid.

         Section 5.07. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

         (b) Majority Highest Priority Class Noteholders have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

         (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

         (d) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

         (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Highest Priority Class Noteholders.

         It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         Section 5.08. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, interest, if any, and Deferred Amounts, if any, on such Note on or after the Maturity Date (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.09. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

         Section 5.12. Control by Noteholders.

         The Majority Highest Priority Class Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture;

         (b) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Collateral shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Highest Priority Class Notes; and

         (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

         Notwithstanding the rights of the Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.13. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Majority Highest Priority Class Noteholders may waive any past Default or Event of Default and its consequences except a Default (a) in the payment of interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of the Holder of each Note, as applicable. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Section 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.16. Action on Notes.

         The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17. Optional Preservation of the Collateral. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Collateral. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and rely upon an opinion (at the expense of the Issuer) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         Section 5.18. Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee to do so and at the Issuer's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Mortgage Loan Purchase Agreement and the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Master Servicer of each of their obligations under the Sale and Servicing Agreement and the Mortgage Loan Purchase Agreement.

         (b) If an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Majority Highest Priority Class Noteholders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Master Servicer under or in connection with the Sale and Servicing Agreement or the Seller under or in connection with the Mortgage Loan Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Master Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Sale and Servicing Agreement or Mortgage Loan Purchase Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

         Section 6.01. Duties of Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with this Agreement or upon a direction received by it pursuant to
         Section 5.10 hereof;

                  (iv) the Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer;

                  (v) money held in trust by the Indenture Trustee shall be segregated from other funds except to the extent permitted by law or the terms of this Indenture or the Sale and Servicing Agreement;

                  (vi) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

                  (vii) every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA;

                  (viii) the Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except an Event of Default described in Section 5.01(a)(i)) unless a Responsible Officer of the Indenture Trustee shall have actual knowledge thereof; in the absence of such actual knowledge, the Indenture Trustee may conclusively assume that there is no default or Event of Default; and

                  (ix) anything in this Agreement to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (d) The Indenture Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Indenture Trustee is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Indenture Trustee pursuant to this Agreement or any other Operative Agreement, and (ii) in accordance with any document or instruction delivered to the Indenture Trustee pursuant to the terms of this Agreement or any other Operative Agreement; and no implied duties or obligations shall be read into this Agreement or any Operative Agreement against the Indenture Trustee. The Indenture Trustee shall have no responsibility to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Operative Agreement or to prepare or file any tax return for the Trust. The Indenture Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Collateral that result from actions by, or claims against itself that are not related to the administration of the Collateral.

         (e) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         Section 6.03. Rights of Indenture Trustee.

         (a) The Indenture Trustee may rely on and shall be protected in acting in good faith upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or an Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of such agent, attorney, custodian or nominee appointed by the Indenture Trustee with due care.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel or any Opinion of Counsel with respect to legal matters relating to the Operative Agreements shall be full and complete authorization and protection from liability with respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel. The Issuer shall be responsible for the reasonable costs and expenses of any such counsel.

         (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Majority Highest Priority Class Noteholders; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such investigation shall be paid by the Issuer or, if paid by the Indenture Trustee, shall be repaid by the Issuer upon demand.

         (g) The right of the Indenture Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

         (h) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the powers granted hereunder.

         Section 6.06. Individual Rights of Indenture Trustee.

         The Indenture Trustee in its individual or any other capacity other than as Indenture Trustee may, and in its capacity as Indenture Trustee may not, become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.

         Section 6.07. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, any other Operative Agreement or the Notes or the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         Section 6.08. Notice of Default. If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 30 days after it acquires knowledge of such Default.

         Section 6.09. Reports by Indenture Trustee to Holders. Upon request by a Noteholder, the Master Servicer shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and State income tax returns.

         Section 6.10. Compensation and Indemnity. As compensation for its services hereunder and under the Sale and Servicing Agreement (including in its capacity as Paying Agent, Certificate Paying Agent, Administrator and Custodian), the Indenture Trustee shall be entitled to receive on each Payment Date a fee equal to the Indenture Trustee Fee payable from the Note Account pursuant to Section 5.04 of the Sale and Servicing Agreement. Reimbursement for all reasonable out-of-pocket expenses incurred or made by the Indenture Trustee, including costs of collection, shall be payable by the Issuer. Such expenses shall include the reasonable compensation and expenses, disbursements and advances, if any, of the Indenture Trustee's agents, counsel, accountants and experts.

         The payment obligations of the Issuer to the Indenture Trustee (including in its capacities as Paying Agent, Certificate Paying Agent, Administrator, Custodian and Securities Intermediary) pursuant to this Section and the indemnification obligations of the Master Servicer and the Issuer pursuant to Sections 4.22 and 4.23 of the Sale and Servicing Agreement shall survive the resignation or removal of the Indenture Trustee or discharge of this Indenture. When the Indenture Trustee incurs expenses in connection with the occurrence of a Default specified in Section 5.01(v) or (vi) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

         Section 6.11. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

         (a) the Indenture Trustee fails to comply with Section 6.11;

         (b) the Indenture Trustee is adjudged a bankrupt or insolvent;

         (c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

         (d) the Indenture Trustee otherwise becomes incapable of acting.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the "resigning or removed Indenture Trustee"), the Issuer shall promptly appoint a successor Indenture Trustee that satisfies the eligibility requirements of Section 6.11.

         The resigning or removed Indenture Trustee agrees to cooperate with any successor Indenture Trustee in effecting the termination of the resigning or removed Indenture Trustee's responsibilities and rights hereunder and shall promptly provide such successor Indenture Trustee all documents and records reasonably requested by it to enable it to assume the Indenture Trustee's functions hereunder. Any successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture.

         The resigning or removed Indenture Trustee shall Grant to the successor Indenture Trustee the Collateral, and the Seller, the Issuer and the resigning or removed Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Indenture Trustee all rights, powers, duties and obligations under this Indenture.

         The successor Indenture Trustee shall deliver a written acceptance of its appointment to the resigning or removed Indenture Trustee and the Issuer. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The resigning Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the resigning or removed Indenture Trustee, the Issuer or the Holders of a majority of the Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.12. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.13. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under this Section 6.10 hereof;

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, jointly with the Indenture Trustee, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.15. Eligibility. The Indenture Trustee shall at all times (i) satisfy the requirements of TIA Section 310(a), (ii) have a combined capital and surplus of at least $50,000,000 as set forth in its most recently published annual report of condition, (iii) have a long-term debt rating equivalent to "A" or better by the Rating Agencies or be otherwise acceptable to the Rating Agencies and (iv) not be an Affiliate of the Issuer or the Owner Trustee. The Indenture Trustee shall comply with TIA Section 310(b), including the optional provision permitted by the second sentence of TIA Section 310(b)(9); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         Section 6.16. Representations and Warranties. The Indenture Trustee hereby represents that:

         (a) the Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

         (b) the Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

         (c) the consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of organization or bylaws of the Indenture Trustee or any material agreement or other material instrument to which the Indenture Trustee is a party or by which it is bound; and

         (d) there are no proceedings or investigations pending or, to the knowledge of the Indenture Trustee, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (i) asserting the invalidity of this Indenture, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

         Section 6.17. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee which has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE VII
                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

         Section 7.02. Preservation of Information; Communications to
Noteholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer and the Indenture Trustee shall have the protection of TIA Section 3l2(c).

         Section 7.04. Reports by Issuer.

         (a) The Issuer shall:

                  (i) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (ii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
         Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clause (i) of this Section 7.03(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.06. Reports by Indenture Trustee. If required by TIA Section 313(a), within 60 days after each March 1, beginning with March 1, 2004, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each securities exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any securities exchange.

                                  ARTICLE VIII
                      ACCOUNTS, DISBURSEMENTS AND RELEASES

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the

Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02. Establishment of Note Account; Payments on the Notes.

         (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain in its name the Trust Accounts, as provided in Article V of the Sale and Servicing Agreement.

         (b) On each Payment Date, the Paying Agent (or, if the Indenture Trustee acts as Paying Agent, the Indenture Trustee) shall distribute all amounts on deposit in the Note Account in accordance with the report of the Master Servicer, as provided in Section 5.06 of the Sale and Servicing Agreement.

         (c) On each Payment Date and each Redemption Date, the Indenture Trustee hereby authorizes the Owner Trustee or the Certificate Paying Agent, as applicable, to make the distributions from the Certificate Account as required pursuant to Section 5.08 of the Sale and Servicing Agreement.

         Section 8.04. Release of Collateral.

         (a) Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture or the Sale and Servicing Agreement shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) Except as otherwise provided in subsections (c) and (d) of this Section and the terms of the Operative Agreements, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt by it of an Issuer Request accompanied by (i) an Officer's Certificate, (ii) an Opinion of Counsel, (iii) certificates in accordance with TIA Sections 314(c) and (d)(1), and (iv)(A) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) and meeting the applicable requirements of Section 11.01 hereof or (B) an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates; provided that no such Independent Certificates or Opinion of Counsel in lieu of such Independent Certificates shall be necessary in respect of property released from the lien of the Indenture in accordance with the provisions hereof if such property consists solely of cash.

         (c) The Master Servicer or any Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Mortgage Loan and the Mortgaged Property at any time (i) after a payment by the Seller, the Issuer or Thornburg Mortgage, Inc. of the Purchase Price of the Mortgage Loan, (ii) after a Qualified Substitute Mortgage Loan is substituted for such Mortgage Loan and payment of the Substitution Adjustment, if any, (iii) after liquidation of the Mortgage Loan in accordance with the applicable Servicing Agreement and the deposit of all Liquidation Proceeds and Insurance Proceeds in the Collection Account, (iv) upon the termination of a Mortgage Loan (due to, among other causes, a prepayment in full of the Mortgage Loan and sale or other disposition of the related Mortgaged Property), or (v) as contemplated by Article VII of the Sale and Servicing Agreement.

         (d) The Indenture Trustee shall, if requested by the Master Servicer or any Servicer, temporarily release (or cause its custodian to temporarily release) to such party the Mortgage File pursuant to the provisions of Section
4.06 of the Sale and Servicing Agreement.

         (e) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due to the Noteholders pursuant to the Sale and Servicing Agreement and all fees and expenses of the Indenture Trustee, the Master Servicer, the Administrator and the Custodian pursuant to this Indenture have been paid, release any remaining portion of the Collateral that secured the Notes from the lien of this Indenture and release to the holder of the Trust Certificate or any other Person entitled thereto any funds then on deposit in the Trust Accounts and assign or transfer any outstanding Yield Maintenance Agreements.

         Section 8.07. Master Servicer's Monthly Statements. On each Payment Date, the Indenture Trustee shall deliver the Master Servicer's monthly report pursuant to Section 5.10 of the Sale and Servicing Agreement with respect to such Payment Date to DTC and the Rating Agencies.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Holders of any Notes but with prior written notice to the Rating Agencies, with the prior written consent of the Issuer (which requires the consent of the holder of the Trust Certificate) and with the prior written consent of the Yield Maintenance Counterparty (but only to the extent such supplemental indenture materially adversely affects the amounts, priority or timing of payments under the Yield Maintenance Agreements), the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to (A) cure any ambiguity, (B) correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provisions herein or in any supplemental indenture or to conform the provisions hereof to those of any Offering Document, (C) obtain a rating for a Class of Notes from a nationally recognized statistical rating organization, or (D) make any other provisions with respect to matters or questions arising under this Indenture; provided, however, that no such supplemental indenture entered into pursuant to clause (D) of this subparagraph (iv) shall adversely affect in any material respect the interests of any Holder not consenting thereto;

                  (v) to evidence and provide for the acceptance of the appointment hereunder of a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI; or

                  (vi) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

provided, however, that no such supplemental indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel stating that entering into such supplemental indenture will not (A) result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the status of the Notes as indebtedness for federal income tax purposes or (B) cause the Trust to be subject to an entity level tax.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may also, without the consent of any Noteholder but with prior written notice to the Rating Agencies and with the prior written consent of the Yield Maintenance Counterparty (but only to the extent such supplemental indenture materially adversely affects the amounts, priority or timing of payments under the Yield Maintenance Agreements), enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that such action shall not, as evidenced by either (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, adversely affect in any material respect the interests of any Noteholder.

         Section 9.03. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with the prior consent of the Rating Agencies, the written consent of the holder of the Trust Certificate, the prior written consent of the Yield Maintenance Counterparty (but only to the extent such supplemental indenture materially adversely affects the amounts, priority or timing of payments under the Yield Maintenance Agreements), and with the consent of Holders of not less than 66-2/3% of the Outstanding Amount of Notes, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

         (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

         (b) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

         (c) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

         (d) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Collateral pursuant to Section 5.04;

         (e) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Operative Agreements cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

         (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date; or

         (g) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

         The Indenture Trustee may rely on an Opinion of Counsel (at the expense of the party requesting the supplemental indenture) regarding whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder.

         In connection with requesting the consent of the Noteholders and the holder of the Trust Certificate pursuant to this Section, the Issuer shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates and to the Owner Trustee (which shall in turn mail to the holder of the Trust Certificate) a notice setting forth in general terms the substance of such supplemental indenture. It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.04. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.05. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.06. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.07. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         Section 9.08. Amendments to Trust Agreement. The Indenture Trustee shall, upon Issuer Order, consent to any proposed amendment to the Trust Agreement or an amendment to or waiver of any provision of any other document relating to the Trust Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon satisfaction of the requirements under Section 10.01 of the Trust Agreement.

         Nothing in this Section shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                   ARTICLE X
         DISPOSITION OF THE COLLATERAL; REDEMPTION OR CALL OF THE NOTES

         Section 10.01. Redemption or Call of the Notes.

         (a) Thornburg will have an assignable option to call all outstanding Notes, in whole but not in part, on any Payment Date on or after the Optional Notes Purchase Date in the manner specified herein and subject to the provisions of Section 7.02 of the Sale and Servicing Agreement. Upon such optional call the Notes shall remain outstanding and neither the lien of the Indenture with respect to the Collateral securing the Notes nor the Notes shall be terminated. The Notes shall not merge with the security therefor, but shall remain validly outstanding, subject to the following paragraph. The Indenture Trustee, if so directed by Thornburg or the applicable holder of the Optional Notes Purchase Right shall notify the Indenture Trustee in writing not less than eight (8) Business Days prior to the Optional Notes Purchase Date that it is exercising the Optional Notes Purchase Right and the Optional Notes Purchase Date on which it shall purchase the Notes. In such event, the Indenture Trustee shall authenticate and prepare for delivery on such Optional Notes Purchase Date new Notes evidencing Book-Entry Notes or Definitive Notes (as directed by Thornburg or the holder of the Optional Notes Purchase Right) and shall issue such new Notes against receipt by the Indenture Trustee of immediately available funds in an amount not less than the Note Purchase Price on the Optional Notes Purchase Date.

         (b) Thornburg may effect an early redemption in the manner specified in and subject to the provisions of Section 7.03 of the Sale and Servicing Agreement.

         (c) The Indenture Trustee shall furnish the Rating Agencies notice of any such call or redemption in accordance with Section 10.02 hereof.

         (d) Notwithstanding the foregoing, no redemption of any Note shall be permitted without retiring the then-outstanding Notes and no sale of previously redeemed Notes may be made by Thornburg unless Thornburg shall have delivered to the Indenture Trustee an Opinion of Counsel that such redemption without retirement or sale, as the case may be, does not violate any provision of the TIA or other applicable law.

         Section 10.03. Form of Redemption or Call Notice. Notice of redemption or call under Section 10.01 hereof shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date or Optional Notes Purchase Date to each then Holder of each Class of Notes to be redeemed or called at such Holder's address or facsimile number appearing in the Note Register.

         All notices of redemption or call shall state:

         (a) the Redemption Date or Optional Notes Purchase Date, as applicable;

         (b) the Redemption Price or Note Purchase Price, as applicable;

         (c) that on the Optional Notes Purchase Date, (i) the Note Purchase Price will become due and payable only with respect to the then Holders of Notes and that the amount payable in respect of the called Notes shall be limited to the Note Purchase Price therefor and (ii) that interest thereon shall cease to accrue on the date specified on the notice for the benefit of, and that payment of the Note Purchase Price will be made to, the Persons whose names appear as the registered holders thereof on the Note Register as of the Record Date applicable to such Optional Notes Purchase Date and identified in such notice of call;

         (d) that on a Redemption, (i) interest thereon shall cease to accrue on the date specified on the notice and (ii) that the payment of all other amounts described in Section 7.03 of the Sale and Servicing Agreement will be made; and

         (e) the place where such Notes are to be surrendered for payment of the Redemption Price or Note Purchase Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02 hereof).

         Notice of redemption or call of the Notes shall be given by the Indenture Trustee in the name of the Issuer and at the expense of Thornburg or its assignee. Failure to give to any Holder of any Note notice of redemption or call, or any defect therein, shall not impair or affect the validity of the redemption or call of any other Note.

         Section 10.04. Notes Payable on Redemption Date or Note Payment Date. Each Class of Notes to be redeemed or called shall, following notice of such redemption or call as required by Section 10.02 hereof on the applicable Redemption Date or Note Payment Date become due and payable at the Redemption Price or Note Payment Price and (except pursuant to Section 10.01(a) or unless Thornburg shall default in the payment of the Redemption Price or the Note Purchase Price, as applicable) no interest shall accrue thereon (for the benefit of the prior Holder of a Note in the case of the Optional Notes Purchase Date) for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price or Note Purchase Price. The Issuer may not redeem any Class of Notes unless (i) all outstanding obligations under such Class of Notes have been paid in full and (ii) the Indenture Trustee has been paid all amounts to which it is entitled hereunder.

                                   ARTICLE XI
                                  MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (a) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (b) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (c) (if required by Section 3.14(c) or any other Section of the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether or not, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) hereof or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

         (c) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in subsection (b) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to subsection (b) above and this subsection (c), is 10% or more of the Note Principal Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Principal Amount of the Notes.

         (d) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

         (e) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in subsection (d) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by subsection (d) above and this subsection
(e), equals 10% or more of the Note Principal Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Note Principal Amount of the Notes.

         (f) The provisions set forth in Sections 11.01(b), (c), (d) and (e) hereof shall not apply to any repurchases, optional purchases, substitutions, calls, redemptions or optional terminations carried out in accordance with the provisions of Article X of this Indenture or Sections 3.03, 3.04, 4.18, 4.28,
7.02 and 7.03 of the Sale and Servicing Agreement.

         Section 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller, the Depositor or the Issuer stating that the information with respect to such factual matters is in the possession of the Seller, the Depositor or the Issuer unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 11.03. Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 11.04. Notices, etc. to Indenture Trustee, the Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

         (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

         (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Thornburg Mortgage Securities Trust 2003-6, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administrator (Thornburg 2003-6), or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         (c) Any notice required to be given to the Seller or Lehman Brothers Inc. pursuant to Section 6.07 shall be sufficient for every purpose hereunder if in writing and delivered by first-class mail, postage prepaid, overnight courier or facsimile to such parties addressed to the Seller at 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501, Attention: Deborah J.

Burns, Vice President-Mortgage Loan Securitization, or to Lehman Brothers Inc. at 745 Seventh Avenue, 7th Floor, New York, New York 10019, Attention: Legal.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested by overnight courier or facsimile, if to Moody's: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Surveillance and if to S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention:
Residential Mortgage Surveillance.

         Section 11.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and delivered by first-class mail, postage prepaid, overnight courier or facsimile to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.06. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA Sections 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 11.07. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.08. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 11.09. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.10. Benefits of Indenture and Consent of Noteholders. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Collateral, any benefit or any legal or equitable right, remedy or claim under this Indenture. Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of this Indenture.

         Section 11.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 11.12. Governing Law. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 11.15. Issuer Obligations. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Master Servicer or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Master Servicer or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or

(iii) any partner, owner, shareholder, member, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Master Servicer or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Master Servicer or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity). For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article V, VI and VII of the Trust Agreement.

         Section 11.16. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, hereby covenant and agree that they will not at any time institute against the Seller, the Depositor or the Issuer or join in any institution against the Seller, the Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Operative Agreements, provided, however, that nothing herein shall be deemed to prohibit the Indenture Trustee from filing proofs of claim for itself and on behalf of the Noteholders.

         Section 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 11.18. Execution by the Issuer. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in its as trustee, (b) each of the representations, undertaking and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representations, warranty or covenant made or undertaken by the Issuer under this Indenture or any other document.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                                           THORNBURG MORTGAGE SECURITIES TRUST
                                           2003-6, as Issuer

                                           By: WILMINGTON TRUST COMPANY,
                                               not in its individual capacity
                                               but solely as Owner Trustee


                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                           as Indenture Trustee



                                           By:
                                               --------------------------------
                                                Name:
                                                Title:


                                           By:
                                               --------------------------------
                                                Name:
                                                Title:

Solely for the purposes of Section 6.06,
accepted and agreed to by:

WELLS FARGO BANK MINNESOTA,
  NATIONAL BANK, as Master Servicer

By:
   --------------------------------
   Name:
   Title:

STATE OF DELAWARE          )
                           )
COUNTY OF NEWCASTLE        )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee on behalf of THORNBURG MORTGAGE SECURITIES TRUST 2003-6, a Delaware statutory trust, and that such person executed the same as the act of said statutory trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of December 2003.


                                  ----------------------------------------------
                                  Notary Public in and for the State of Delaware


My commission expires:


----------------------

STATE OF CALIFORNIA        )
                           )
COUNTY OF                  )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ___________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of DEUTSCHE BANK NATIONAL TRUST COMPANY, a New York banking corporation, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of December 2003.



                                ------------------------------------------------
                                Notary Public in and for the State of California



My commission expires:


----------------------

STATE OF CALIFORNIA        )
                           )
COUNTY OF                  )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ____________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of DEUTSCHE BANK NATIONAL TRUST COMPANY, a New York banking corporation, and that such person executed the same as the act of said corporation for the purpose and consideration therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of December 2003.



                                ------------------------------------------------
                                Notary Public in and for the State of California



My commission expires:


----------------------

                                   EXHIBIT A-1

                      FORM OF CLASS A-1 AND CLASS A-2 NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         (I) THIS NOTE MAY NOT BE ACQUIRED FOR, OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (OR TO ANY SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW")), OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (A "BENEFIT PLAN") OR (II) THE ACQUISITION AND HOLDING OF SUCH NOTE FOR, OR WITH THE ASSETS OF, A BENEFIT PLAN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE WHICH IS NOT COVERED UNDER PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION, AND WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW.

                   THORNBURG MORTGAGE SECURITIES TRUST 2003-6,
                          [CLASS A-1][CLASS A-2] NOTES

Aggregate Original Principal Amount of the         Original Principal Amount of this Note:
[Class A-1][Class A-2] Notes:  $___________        $____________

INTEREST RATE: Adjustable                          CUSIP: __________

Number: ___


         THORNBURG MORTGAGE SECURITIES TRUST 2003-6, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of __________________ DOLLARS AND NO/100 ($ ) payable on each Payment Date in an amount equal to the result obtained by multiplying (A) a fraction the numerator of which is $___________ and the denominator of which is the aggregate original principal amount of all [Class A-1][Class A-2] Notes issued on the Closing Date, by (B) the aggregate amount, if any, payable from the Note Account in respect of principal on the [Class A-1][Class A-2] Notes pursuant to Section 5.06 of the sale and servicing agreement, dated as of December 1, 2003 (the "Sale and Servicing Agreement"), among the Issuer, Thornburg Mortgage Home Loans, Inc., as Seller, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in December 2033 (the "Maturity Date") or as otherwise specified in the Indenture dated as of December 1, 2003 (the "Indenture"), between the Issuer and Indenture Trustee. Capitalized terms used but not defined herein are as defined in the Indenture and the Sale and Servicing Agreement, which agreements also contain rules as to construction that shall be applicable herein.

         The Issuer shall pay interest on this Note at a per annum rate equal to the Note Interest Rate, on the principal amount of this Note outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such preceding Payment Date) on each Payment Date until the principal of this Note is paid or made available for payment in full.

         Interest on this Note will accrue for each Payment Date during the period beginning on the immediately preceding Payment Date (or December 22, 2003, in the case of the first Accrual Period) and ending on the day immediately preceding the related Payment Date (each, an "Accrual Period"). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                      A-1-2

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-1-3

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

                                      THORNBURG MORTGAGE SECURITIES TRUST 2003-6

                                      By: WILMINGTON TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Owner Trustee under the
                                          Trust Agreement


                                      By:
                                          --------------------------------------
                                          Authorized Signatory


                                      Dated: December ___, 2003


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Indenture Trustee,


                                      By:
                                          --------------------------------------
                                          Authorized Signatory


                                      Dated: December ___, 2003


                                     A-1-4

                   THORNBURG MORTGAGE SECURITIES TRUST 2003-6

         This Note is one of a duly authorized issue of Notes of the Issuer, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. This Note is subject to all terms of the Indenture.

         The Class A-1 and Class A-2 Notes (the "Senior Notes") are, and will be, equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The rights of the Holders of the Class M Notes and the holder of the Trust Certificate to receive payments or distribution of interest and principal are, and will be, subordinate to the rights of the Holders of the Senior Notes to receive payments of interest, as provided in the Indenture.

         Principal of this Note will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 25th day of each month or, if any such date is not a Business Day, the next Business Day, commencing in January 2004.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, or, upon written request made to the Indenture Trustee at least five Business Days prior to the related Record Date by the Holder of a Note by wire transfer in immediately available funds to an account specified in the request and at the expense of such Noteholder, except that, unless Definitive Notes have been issued pursuant to Section 2.11 of the Indenture, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to this Note on the Maturity Date, Redemption Date or the Optional Notes Purchase Date, which shall be payable as provided in the Indenture. Checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date shall be notified by the Indenture Trustee, in the name of and on behalf of the Issuer. Such notice shall be mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the office of the Indenture Trustee's agent designated for such purpose.


                                     A-1-5

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Master Servicer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Master Servicer or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, shareholder, member, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Master Servicer or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Master Servicer or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed.

         Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Seller, the Depositor, the Master Servicer or the Issuer, or join in any institution against the Seller, the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Operative Agreements.

         Each Noteholder and Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, consents to and agrees to be bound by the terms and conditions of the Indenture.

         The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Collateral. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for all federal, state and local income tax purposes as indebtedness (except that any Note held by


                                     A-1-6
a person that, for federal income tax purposes, owns or is treated as owning a 100% Percentage Interest of the Trust Certificate shall not be treated as outstanding indebtedness).

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Master Servicer, the Indenture Trustee and any agent of the Issuer, the Master Servicer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of holder of the Trust Certificate and the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of not less than 66-2/3% of the Outstanding Amount of Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, or the waiver of certain terms and conditions set forth in the Indenture, without the consent of Holders of the Notes issued thereunder but with the consent of the Issuer which requires the consent of the holder of the Trust Certificate.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.


                                     A-1-7

                                   ASSIGNMENT

         Social Security or taxpayer I.D. or other identifying number of assignee:
          -----------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

--------------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                           */
      ---------------------------

Signature Guaranteed:

                                 */
---------------------------------

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-8

                                   EXHIBIT A-2

                              FORM OF CLASS M NOTE

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE MASTER SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT OF INTEREST AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

         (I) THIS NOTE MAY NOT BE ACQUIRED FOR, OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (OR TO ANY SUBSTANTIALLY SIMILAR LAW ("SIMILAR LAW")), OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (A "BENEFIT PLAN") OR (II) THE ACQUISITION AND HOLDING OF SUCH NOTE FOR, OR WITH THE ASSETS OF, A BENEFIT PLAN WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
SECTION 4975 OF THE CODE WHICH IS NOT COVERED UNDER PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 OR SOME OTHER APPLICABLE EXEMPTION, AND WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW.


                                      A-2-1

                   THORNBURG MORTGAGE SECURITIES TRUST 2003-6,
                                  CLASS M NOTES

Aggregate Original Principal Amount of the      Original Principal Amount of this Note:
Class M Notes: $ _________                      $___________

INTEREST RATE: Adjustable                       CUSIP: _____________

Number: ___

         THORNBURG MORTGAGE SECURITIES 2003-6, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of _______________________ DOLLARS AND NO/100 ($_____________) payable on each Payment Date in an amount equal to the result obtained by multiplying (A) a fraction the numerator of which is $___________________ and the denominator of which is the aggregate original principal amount of all Class M Notes issued on the Closing Date, by (B) the aggregate amount, if any, payable from the Note Account in respect of principal on the Class M Notes pursuant to Section 5.06 of the sale and servicing agreement, dated as of December 1, 2003 (the "Sale and Servicing Agreement"), among the Issuer, Thornburg Mortgage Home Loans, Inc., as Seller, Structured Asset Securities Corporation, as Depositor, Wells Fargo Bank Minnesota, National Association, as Master Servicer and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in December 2033 (the "Maturity Date") or as otherwise specified in the Indenture dated as of December 1, 2003 (the "Indenture"), between the Issuer and Indenture Trustee. Capitalized terms used but not defined herein are as defined in the Indenture and the Sale and Servicing Agreement, which agreements also contain rules as to construction that shall be applicable herein.

         The Issuer will pay interest on this Note at a per annum rate equal to the Note Interest Rate, on the principal amount of this Note outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such preceding Payment Date) on each Payment Date until the principal of this Note is paid or made available for payment in full.

         Interest on this Note will accrue for each Payment Date during the period beginning on the immediately preceding Payment Date (or December 22, 2003, in the case of the first Accrual Period) and ending on the day immediately preceding the related Payment Date (each, an "Accrual Period"). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.


                                     A-2-2

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                     A-2-3

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

                                      THORNBURG MORTGAGE SECURITIES TRUST 2003-6

                                      By:  WILMINGTON TRUST COMPANY,
                                           not in its individual capacity but
                                           solely as Owner Trustee under the
                                           Trust Agreement

                                      By:
                                         ---------------------------------------
                                         Authorized Signatory


                                      Dated: December ___, 2003


                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          not in its individual capacity but
                                          solely as Indenture Trustee,



                                      By:
                                         ---------------------------------------
                                         Authorized Signatory

                                      Dated: December ___, 2003


                                     A-2-4

                                    EXHIBIT B

                        FORM OF ERISA TRANSFER AFFIDAVIT

                                                             ------------------
                                                                     Date

STATE OF                    )
         --------------     ) ss.:
COUNTY OF                   )
         --------------

         Re:      Thornburg Mortgage Securities Trust 2003-6
                  Mortgage Backed Notes, Series 2003-6

         1. The undersigned is the ______________________ of (the "Investor"), a [corporation] duly organized and existing under the laws of __________, on behalf of which s/he makes this affidavit.

         2. The Investor (i) is not, and on [date of transfer] will not be, acquiring a Note for, or with the assets of, an employee benefit plan or other retirement arrangement that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section 4975 of the Internal Revenue Code of 1986, as amended (or to any substantially similar law ("Similar Law")), or any entity deemed to hold the plan assets of the foregoing (a "Benefit Plan") or (ii) on [date of transfer], the acquisition and holding of such Note for, or with the assets of, a Benefit Plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or some other applicable exemption, and will not result in a non-exempt violation of any Similar Law.

         3. The Investor hereby acknowledges that under the terms of the Indenture dated as of December 1, 2003, between Thornburg Mortgage Securities Trust 2003-6, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, no transfer of any Note shall be permitted to be made to any person unless the Indenture Trustee has received a certificate from such transferee in the form hereof.

                  IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 20__.


                                              [NAME OF INVESTOR]


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

ATTEST:


-------------------------

STATE OF                 )
                         )  ss.:
COUNTY OF                )

                  Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the _________________ of the Investor, and acknowledged that s/he executed the same as her/his free act and deed and the free act and deed of the Investor.

                  Subscribed and sworn before me this ___ day of _____________ 20___.


                                             ----------------------------------
                                             NOTARY PUBLIC

                                             My commission expires the

                                             ___ day of __________, 20__.


                                      B-2